Exhibit 10.36

AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Amendment to Loan and Security Agreement (this “Amendment”) is made as of April 6, 2016, by and among PhaseRx, Inc., a Delaware corporation (the “Company”), and certain lenders under that certain Loan and Security Agreement, dated as of December 21, 2015 (the “Loan Agreement”), among the Company and the financial institutions and individuals listed on Annex A thereto, who execute this Amendment (the “Lenders”).

WITNESSETH:

WHEREAS, the Company and the Lenders are parties to the Loan Agreement; and

WHEREAS, pursuant to Section 10.01 of the Loan Agreement, the Loan Agreement may be amended by written agreement of the Company and the Required Lenders (as defined in the Loan Agreement); and

WHEREAS, the Lenders constitute the Required Lenders; and

WHEREAS, the Company and the Lenders desire to amend the Loan Agreement to modify the definition of the term “Qualified Offering” for purposes of the Loan Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto, intending legally to be bound, hereby agree as follows:

1.          The definition of “Qualified Offering” in Section 1.01 of the Loan Agreement is hereby amended and restated by replacing the amount of “$36,000,000” in such definition with the amount of “$24,000,000”.

2.          Section 4.01(i) of the Disclosure Schedule made and given pursuant to Section 4 of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 4.01(i) attached hereto.

3.          This Amendment shall be effective upon its execution by the Company and the Lenders constituting the Required Lenders.

4.          This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or by electronic mail (in portable document format (“PDF”)) shall be effective as delivery of a manually executed counterpart of this Amendment.

5.          This Amendment shall be governed by and construed according to the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

[Signature page follows]

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

PHASERX, INC.
a Delaware corporation

By:	/s/ Robert W. Overell
Name: Robert W. Overell
Title: President and Chief Executive Officer

[Signature pages of Lenders follow]

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	2004 Leon Sharf Irrevocable
Signature of Authorized Signatory of Lender:	/s/ Willy Bear
Name of Authorized Signatory:	Willy Bear
Title of Authorized Signatory:	Trustee
Principal Amount:	$50,000

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	Alpha Capital Anstalt
Signature of Authorized Signatory of Lender:	/s/ Kondrad Ackermann
Name of Authorized Signatory:	Kondrad Ackermann
Title of Authorized Signatory:	Director
Principal Amount:	$500,000

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	Chessed Found Ltd.
Signature of Authorized Signatory of Lender:	/s/ Menachem Goldshmidt
Name of Authorized Signatory:	Menachem Goldshmidt
Title of Authorized Signatory:	Manager
Principal Amount:	$400,000

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	Joseph Hoch
Signature of Authorized Signatory of Lender:	/s/ Joseph Hoch
Name of Authorized Signatory:	Joseph Hoch
Title of Authorized Signatory:
Principal Amount:	$100,000

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	Point Capital Inc.
Signature of Authorized Signatory of Lender:	/s/ Eric Weisblum
Name of Authorized Signatory:	Eric Weisblum
Title of Authorized Signatory:	President
Principal Amount:	$100,000

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	Robert S. Coleman Trust UDT 3/13/85
Signature of Authorized Signatory of Lender:	/s/ Robert S. Coleman
Name of Authorized Signatory:	Robert S. Coleman
Title of Authorized Signatory:	Trustee
Principal Amount:	$150,000

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	Titan Multi Strategy Fund LTD
Signature of Authorized Signatory of Lender:	/s/ Jonathan Honig
Name of Authorized Signatory:	Jonathan Honig
Title of Authorized Signatory:	Manager
Principal Amount:	$500,000.00

[SIGNATURE PAGE OF LENDERS TO AMENDMENT

TO LOAN AND SECURITY AGREEMENT]

Name of Lender:	Riding The Bull LLC
Signature of Authorized Signatory of Lender:	/s/ Mark Groussman
Name of Authorized Signatory:	Mark Groussman
Title of Authorized Signatory:	Managing Member
Principal Amount:	$1.050,000

Schedule 4.01(i)

Section 4.01(i). Capitalization

Capital Stock as of the Date of the Agreement

Common Stock	5,678,408
Common Stock Options
Outstanding	4,808,646
Available for Grant	243,042
Preferred Stock	20,216,583
Series A-1 Stock	5,500,000
Bridge Notes*	19,368,623
Common Stock Warrants	-
Preferred Stock Warrants	3,614,761

Total	59,430,063

*Number of shares of common stock issuable upon conversion of all of the convertible promissory notes set forth in Annex 4.01(p) as of the date of the Agreement.

Pro Forma Capitalization (for illustrative purposes only, assuming the issuance of 1,250,000 shares of common stock at a public offering price per share of $6.00 in the Qualified Offering)

				Without	Without	With
				ESOP	ESOP	ESOP	With ESOP
	Shares	Amount ($)	Price	Ownership %	Ownership $	Ownership %	Ownership $
Existing PhaseRx Shareholders	5,999,983			53.32%	$35,999,900	47.46%	$32,039,911
New PhaseRx Insider Investment	1,566,667	$9,400,000	$6.00	13.92%	$9,400,000	12.39%	$8,366,000
Shire Investment	-	$-	$-	0.00%	$-	0.00%	$-
Private Sale	1,406,549	$-	$-	12.50%	$8,439,292	11.13%	$7,510,970
Bridge Loan into Private Company	916,667	$4,400,000	$4.80	8.15%	$5,500,000	7.25%	$4,895,000
Palladium Clients	1,250,000	$7,500,000	$6.00	11.11%	$7,500,000	9.89%	$6,675,000
Palladium Capital Advisors	112,524			1.00%	$675,143	0.89%	$600,878
Total	11,252,389	$21,300,000		100.00%	$67,514,336	89.00%	$60,087,759

ESOP	1,390,745					11.00%	$7,426,577

Total	12,643,134					100.00%	$67,514,336

Existing PhaseRx Shareholders includes preferred, common, noteholders, warrentholders, and optionholders